UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 7, 2017

Date of Report (Date of earliest event reported)

Bonanza Creek Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35371	61-1630631
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. employer identification number)

410 17th Street, Suite 1400

Denver, Colorado 80202

(Address of principal executive offices, including zip code)

(720) 440-6100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03 Bankruptcy or Receivership

As previously disclosed, on January 4, 2017 (the “Petition Date”), Bonanza Creek Energy, Inc. (“Bonanza Creek”, the “Company” or “we” and, following the effective date of the Plan (as defined below), “Reorganized Bonanza Creek”) and all of Bonanza Creek’s subsidiaries (the “Subsidiaries” and, together with Bonanza Creek, the “Debtors”; the Debtors, solely following the effective date of the Plan, the “Reorganized Debtors”) filed voluntary petitions for reorganization (collectively, the “Bankruptcy Petitions”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).

Confirmation of Plan of Reorganization

On April 7, 2017, the Bankruptcy Court entered an order (the “Confirmation Order”), attached hereto as Exhibit 2.1, confirming the Debtors’ Third Amended Joint Prepackaged Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, dated April 6, 2017 (the “Plan”). The Plan incorporates by reference certain documents filed with the Bankruptcy Court as part of the “Plan Supplement.” A copy of the Plan is attached hereto as Exhibit 2.2. Capitalized terms used but not defined in this Current Report on Form 8-K have the meanings set forth in the Plan.

The Plan will not become effective until certain conditions are satisfied or waived, including, without limitation, (a) the consummation of a rights offering pursuant to which certain holders of General Unsecured Claims are entitled to receive subscription rights to acquire New Common Stock, (b) the execution of that certain new crude oil purchase and sale agreement by and between Debtor Bonanza Creek Energy Operating Company, LLC, a wholly owned subsidiary of Bonanza Creek, and NGL Crude Logistics, LLC, (c) the execution of all documents and agreements necessary to implement the Plan, including the Plan Supplement and the Confirmation Order and (d) receipt by the Debtors of all authorizations, consents, regulatory approvals, rulings, letters, no-action letters, opinions or documents that are necessary to implement the Plan and that are required by law, regulation or order. The date on which all conditions to the effectiveness of the Plan have been satisfied or waived will be the “Effective Date” of the Plan. It is possible that amendments could be made to the Plan prior to effectiveness.

The following is a summary of certain provisions of the Plan, as confirmed by the Bankruptcy Court pursuant to the Confirmation Order, and is not intended to be a complete description of the Plan. The following summary is qualified in its entirety by reference to the full text of the Plan (including the Plan Supplement), which is attached hereto as Exhibit 2.2 and is incorporated by reference herein.

Treatment of Claims

The Plan contemplates that:

•	Holders of allowed administrative expense claims, priority claims and secured claims (other than claims arising under the RBL Credit Facility (as defined below)) will be paid in full.

•	Holders of allowed claims arising under the Debtors’ prepetition revolving credit facility (“RBL Credit Facility”) will receive (i) payment in full in cash and (ii) their pro rata share of participation in an amended and restated revolving credit facility (the “Exit RBL Facility”).

•	Holders of allowed General Unsecured Claims against Bonanza Creek will receive their pro rata share of (i) 29.4% of the New Common Stock, subject to dilution by the Management Incentive Plan, the Warrants, and the Rights Offering Equity and (b) 37.8% of the Subscription Rights.

•	Holders of allowed General Unsecured Claims against Bonanza Creek Operating will receive their pro rata share of 17.6% of the New Common Stock, subject to dilution by the Management Incentive Plan, the Warrants, and the Rights Offering Equity.

•	Holders of allowed General Unsecured Claims against Debtors other than Bonanza Creek and Bonanza Creek Operating will receive their pro rata share of (i) 48.5% of the New Common Stock, subject to dilution by the Management Incentive Plan, the Warrants, and the Rights Offering Equity and (ii) 62.2% of the Subscription Rights.

•	Holders of allowed Unsecured Trade Claims are entitled to payment in full in cash or such other treatment that will render the claim unimpaired.

•	Holders of Existing Equity Interests in Reorganized Bonanza that did not elect to opt out, or were deemed not to have opted out, of the voluntary releases under the Plan shall be entitled to receive their pro rata share of (i) 4.5% of the New Common Stock, subject to dilution by the Management Incentive Plan, the Warrants and the Rights Offering Equity and (ii) three (3) year warrants entitling the holder upon exercise thereof, on a pro rata basis, up to 7.5% of the total outstanding New Common Stock at a per share price based upon a total equity value of $1,450,000,000 of Reorganized Bonanza Creek (the “Warrants”).

Exit RBL Facility

Pursuant to the Plan, holders of allowed claims on account of the RBL Credit Facility will receive their pro rata share of the Exit RBL Facility to be entered into on the Effective Date in an aggregate original principal amount of approximately $191.6 million. The Exit RBL Facility will mature on March 31, 2021. KeyBank National Association (“KeyBank”) will serve as administrative agent and as issuing lender thereunder.

Borrowings under the Exit RBL Facility will bear interest at a per annum rate equal to, at the option of Reorganized Bonanza Creek, either (i) a London interbank offered rate, subject to a 0% LIBOR floor plus a margin of 3.00% to 4.00%, based on the utilization of the Exit RBL Facility (the “Eurodollar Rate”) or (ii) a fluctuating interest rate per annum equal to the rate of interest publicly announced by KeyBank, as its reference rate plus a margin of 2.00% to 3.00%, based on the utilization of the Exit RBL Facility (the “Reference Rate”). Interest on borrowings that bear interest at the Eurodollar Rate shall be payable on the last day of the applicable interest period selected by Reorganized Bonanza Creek, which shall be one, two, three or six months, and interest on borrowings that bear interest at the Reference Rate shall be payable quarterly in arrears commencing on June 30, 2017.

The Exit RBL Facility will be guaranteed by all wholly owned domestic subsidiaries of Reorganized Bonanza Creek, and will be secured by first priority security interests on substantially all assets of each Reorganized Debtor, subject to customary exceptions.

Equity Commitment Settlement Agreement

The members of that certain ad hoc committee of equity security holders formed in connection with the Chapter 11 Cases (the “Equity Commitment Parties”) have entered into a Settlement Agreement ( the “Equity Commitment Settlement Agreement”) that resolves the objections to the Plan and claims against the Debtors and certain related parties asserted by the Equity Commitment Parties. Under the Equity Commitment Settlement Agreement, each Equity Commitment Party agrees to make an equity investment, on the effective date of the Plan, in the Reorganized Debtors (each an “Equity Investment”) in the aggregate amount of $7.5 million and consent to and grant the releases set forth in Article 11 of the Plan (the “Releases”). In exchange for the Equity Investments and the Releases, each Equity Commitment Party will receive (a) its Pro Rata Portion (as defined in the Equity Commitment Settlement Agreement) of 1.75% of New Common Stock to be issued on the Effective Date, subject to dilution by the Warrants and the Management Incentive Plan (but not by the New Common Stock that will be issued pursuant to the Rights Offering), (b) its Ratable Share (as defined in the Plan as applicable to Allowed Existing Equity Interests) of the Settlement Consideration made available to holders of Existing Equity Interests and described above and (c) payment of the invoiced fees and out-of-pocket expenses incurred by the Equity Commitment Parties, subject to a cap of $3 million. A copy of the Equity Commitment Settlement Agreement is attached to the Confirmation Order as Appendix B.

Post-Emergence Directors and Officers

On the Effective Date, the term of the members of the Bonanza Creek board of directors shall expire and such members shall be replaced by a new board of directors, the classification and composition of which shall be consistent with the certificate of incorporation of Reorganized Bonanza Creek (the “New Certificate of Incorporation”) and the bylaws of Reorganized Bonanza Creek (the “New Bylaws”). Pursuant to the Plan, as of the Effective Date, the board of directors will consist of seven (7) members: (i) Richard Carty, President and Chief Executive Officer of Bonanza Creek, (ii) one (1) director selected by the largest holder by amount of Notes Claims, (iii) one (1) director selected by the second largest holder by amount of Notes Claims and (iv) four (4) independent directors selected by the Ad Hoc Group Steering Committee, in consultation with the Debtors. Pursuant to the Plan, the managers, members and members of the boards of directors, as applicable, of the subsidiaries of Bonanza Creek before the Effective Date shall continue to serve in their current capacities as of the Effective Date. In addition, pursuant to the Plan, the principal officers of each Debtor immediately before the Effective Date will be the officers of the corresponding Reorganized Debtor as of the Effective Date.

Equity Securities to be Authorized, Issued and Reserved for Issuance After Emergence

Bonanza Creek currently has 49,669,026 shares of common stock, par value $0.01 per share, issued and outstanding. On the Effective Date, all outstanding shares of Bonanza Creek’s common stock will be cancelled and extinguished, and any rights of any holder in respect thereof, will be deemed cancelled, discharged and of no force or effect.

On the Effective Date, Reorganized Bonanza Creek will file with the Secretary of State of the State of Delaware an Amended & Restated Certificate of Incorporation authorizing the issuance of 250,000,000 shares of New Common Stock, divided among 225,000,000 shares of common stock, par value $0.01 per share (“Common Stock”) and 25,000,000 shares of preferred stock, par value $0.01 per share.

On the Effective Date, Reorganized Bonanza Creek will issue or reserve for issuance shares of New Common Stock for distribution in accordance with the Plan. Reorganized Bonanza Creek will reserve for issuance the maximum number of shares of New Common Stock issuable upon exercise and settlement of the Warrants (assuming all Warrants are physically settled) and a sufficient number of shares pursuant to honor incentive awards to be granted under the Management Incentive Plan.

Treatment of Executory Contracts or Unexpired Leases

On the Effective Date, pursuant to sections 365 and 1123 of the Bankruptcy Code, each executory contract and unexpired lease to which any Debtor is a party shall be deemed automatically assumed by the Debtors, except for any executory contract or unexpired lease that (i) has been assumed or rejected pursuant to an order of the Bankruptcy Court entered before the Effective Date, (ii) is the subject of a motion to assume or reject pending on the Effective Date, (iii) is assumed, rejected or otherwise treated pursuant to Section 9.3 of the Plan, (iv) is listed on Schedule 9.2(a) or 9.2(b) of the Plan or (v) as to which a Treatment Objection has been filed and properly served by the Treatment Objection Deadline.

Assets and Liabilities

As of December 31, 2016, the total assets and liabilities of Bonanza Creek were approximately $1.13 billion and $1.11 billion, respectively. This information should not be viewed as indicative of future results.

Item 7.01 Other Events

On April 7, 2017, Bonanza Creek issued a press release announcing the entry of the Confirmation Order. A copy of the press release is included herein as Exhibit 99.1. The press release, including the information contained therein, is furnished pursuant to Item 7.01, is not to be considered “filed” under the Exchange Act, and shall not be incorporated by reference into any of Bonanza Creek’s previous or future filings under the Securities Act of 1933, as amended.

The Company cautions that trading in its securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. As discussed above, the Plan has been approved by the Court, and pursuant to the Plan, the Company’s common stock, as well as all unexercised options, warrants or rights to acquire or receive an equity interest in the Company, in each case, outstanding immediately prior to effectiveness of the Plan, will be cancelled and cease to exist on the Effective Date. Even though the Company’s common stock continues to trade on the New York Stock Exchange (the “NYSE”), under the Plan, its underlying value may be significantly less than the current trading price on the NYSE, and the Company’s stockholders should not view the trading activity of the Company’s common stock on the NYSE or any other market or trading platform as being indicative of any value they would receive in respect of the Company’s common stock in connection with the Chapter 11 Cases.

Forward-Looking Statements

This Current Report on Form 8-K contains certain statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements, other than statements of historical facts, included in this Current Report on Form 8-K that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends affecting the financial condition of our business. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, among other things, the risk factors discussed in this Current Report and in our most recent Annual Report on Form 10-K as well as in other reports filed from time to time by the Company with the Securities and Exchange Commission, most of which are beyond our control. The words “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “plan,” “expect,” “indicate” and similar expressions are intended to identify forward-looking statements. All statements other than statements of current or historical fact contained in this Current Report are forward-looking statements. Although we believe that the forward-looking statements contained in this Current Report are based upon reasonable assumptions, the forward-looking events and circumstances discussed in this Current Report may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements.

Item 9.01	Exhibits.

(d)    Exhibits

Exhibit No.	Description

2.1	Order Confirming Debtors’ Third Amended Joint Prepackaged Plan of Reorganization Under Chapter 11 of the Bankruptcy Code on April 7, 2017.
2.2	Debtors’ Third Amended Joint Prepackaged Plan of Reorganization Under Chapter 11 of the Bankruptcy Code.
99.1	Press release issued by Bonanza Creek on April 7, 2017.

The Bankruptcy Court filed the following appendices to the Confirmation Order, which, as permitted by Item 601(b)(2) of Regulation S-K, have been omitted from this Current Report on Form 8-K. Bonanza Creek will furnish a copy of any exhibit to the Confirmation Order to the Securities and Exchange Commission upon request.

•	Appendix A: the Plan

•	Appendix B: the Equity Commitment Settlement Agreement

•	Appendix C: the Notice of Confirmation

In addition, the Debtors filed with the Bankruptcy Court the following exhibits to the Plan, which, as permitted by Item 601(b)(2) of Regulation S-K, have been omitted from this Current Report on Form 8-K. Bonanza Creek will furnish a copy of any exhibit to the Plan to the Securities and Exchange Commission upon request.

•	Notice of Cure Amounts With Respect to Executory Contracts and Unexpired Leases To Be Assumed by the Debtors Pursuant to the Prepackaged Plan: Schedule 9.2(a) to the Prepackaged Plan

•	Exhibit A to the Notice of Executory Contracts and Unexpired Leases To Be Rejected by the Debtors Pursuant to the Prepackaged Plan: Schedule 9.2(b) to the Prepackaged Plan - Executory Contracts and Unexpired Leases to be Rejected

•	Exhibit 1 to Notice of Filing of Plan Supplement: Form of New Certificate of Incorporation of Reorganized Bonanza Creek

•	Exhibit 2 to Notice of Filing of Plan Supplement: Form of New Bylaws of Reorganized Bonanza Creek

•	Exhibit 3 to Notice of Filing of Plan Supplement: A List of the Identity and Affiliations of the Known Persons Proposed to Serve on the New Board

•	Exhibit 4 to Notice of Filing of Plan Supplement: Form of Warrant Agreement

•	Exhibit 5 to Notice of Filing of Plan Supplement: Form of Exit RBL Facility

•	Exhibit 6 to Notice of Filing of Plan Supplement: Form of Management Incentive Plan

•	Exhibit 7 to Notice of Filing of Plan Supplement: The Material Terms of the New NGL Agreement

•	Exhibit 1 to the Notice of Filing of First Amendment to Plan Supplement: Form of the Management Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bonanza Creek Energy, Inc.

Date: April 7, 2017	By:	/s/ Cyrus D. Marter IV
Cyrus D. Marter IV
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Order Confirming Debtors’ Third Amended Joint Prepackaged Plan of Reorganization Under Chapter 11 of the Bankruptcy Code on April 7, 2017.
2.2	Debtors’ Third Amended Joint Prepackaged Plan of Reorganization Under Chapter 11 of the Bankruptcy Code.
99.1	Press release issued by Bonanza Creek on April 7, 2017.

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